UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2018

3M Company
(Exact name of registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-3285 (Commission File Number)	41-0417775 (I.R.S. Employer Identification No.)

3M Center, St. Paul, Minnesota (Address of Principal Executive Offices)	55144-1000 (Zip Code)

Registrant’s telephone number, including area code:  (651) 733-1110

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 9, 2018, 3M Company issued a press release stating that Frank R. Little, Executive Vice President, Safety and Graphics Business Group, had announced that he would retire July 1, 2018.

The Company also announced the appointment of Mojdeh Poul to Executive Vice President, Safety and Graphics Business Group, effective July 1, 2018.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2018 Annual Meeting of Stockholders of the Company held on May 8, 2018, the votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 — The stockholders elected each of the twelve nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with 3M’s Bylaws.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Sondra L. Barbour	409,214,023	2,565,704	1,352,069	101,362,562
Thomas “Tony” K. Brown	408,688,266	2,964,892	1,478,638	101,362,562
David B. Dillon	408,701,126	2,952,656	1,478,014	101,362,562
Michael L. Eskew	394,182,329	16,566,572	2,382,895	101,362,562
Herbert L. Henkel	401,592,157	10,082,946	1,456,693	101,362,562
Amy E. Hood	409,740,213	2,045,606	1,345,977	101,362,562
Muhtar Kent	407,589,800	4,072,599	1,469,397	101,362,562
Edward M. Liddy	390,076,719	19,293,948	3,761,129	101,362,562
Gregory R. Page	408,966,074	2,650,227	1,515,495	101,362,562
Michael F. Roman	409,651,499	2,167,463	1,312,834	101,362,562
Inge G. Thulin	394,550,225	14,408,267	4,173,304	101,362,562
Patricia A. Woertz	408,791,231	2,983,606	1,356,959	101,362,562

Proposal No. 2 — The stockholders ratified the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2018.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
498,499,306	14,220,227	1,774,825	N/A

Proposal No. 3 — The stockholders gave an advisory approval of the compensation of the Company’s Named Executive Officers as described in the Company’s 2018 Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
380,764,300	28,505,192	3,862,304	101,362,562

2

Proposal No.4 — The stockholders did not approve the stockholder proposal on setting target amounts for CEO compensation.*

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
32,233,153	373,674,646	7,223,997	101,362,562

Regarding the stockholder proposal on special shareholder meetings that is included in the Company’s Proxy Statement, the authorized representative of the proponent of this proposal failed to appear at the Annual Meeting to present the proposal. According to the Company’s bylaws, no vote was taken on this proposal.

*Under the General Corporation Law of the State of Delaware, the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the stockholder proposal. In tabulating the voting result, abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” the proposal. An abstention will, however, be counted as entitled to vote on a proposal and will, therefore, have the effect of a vote “AGAINST.”  Applying this standard, the percentage in favor of the stockholder proposal is calculated by dividing the number of FOR votes by the sum of the number of FOR, AGAINST and ABSTAIN votes.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99	Press Release, dated as of May 9, 2018, of 3M Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: May 9, 2018

3